                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                AMENDMENT NO. 1


                                 Current Report
                        Pursuant to Section 13 or 15(d)
                                     of the
                        Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Report): April 18, 1996

                       ALL AMERICAN COMMUNICATIONS, INC.
                       ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


0-14333                                      95-3803222
- ------                                       ----------
(Commission File                             (I.R.S. Employer
   Number)                                Identification Number)



             808 Wilshire Boulevard, Santa Monica, California 90401
             ------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (310) 656-1100
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


              2114 Pico Boulevard, Santa Monica, California 90405
              ---------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                 The undersigned registrant (the "Registrant") hereby amends the following items of its Current Report on Form 8K filed May 3, 1996 (the "Report") as follows:


ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

                 The Registrant hereby amends the information set forth under Items 7(a), 7(b) and 7(c) of the Report and replaces such items in their entirety as set forth below.

                                                                            Page

(a)              Financial Statements of Business Acquired

                 Financial Statements of the Game Show Division of Mark Goodson Productions and Affiliates - December 31, 1994, 1993 and 1992, incorporated by reference to the Registration Statement on Form S-2 (No. 33-063509), Amendment Number 3 declared effective December 11, 1995.

                 Financial Statements of the Game Show Division of Mark Goodson Productions and Affiliates - September 30, 1995 and 1994 incorporated by reference to the Registration Statement on Form S-2 (No. 33-63509), Amendment Number 3 declared effective December 11, 1995.

                 Financial Statements of the Combined Business of Mark Goodson Productions, L. P. and The Child's Play Company for the period from October 6, 1995 to December 31, 1995 is incorporated by reference to the Registrant's Annual Report on Form 10K for the year ended December 31, 1995.

                 The Registrant's quarterly report on Form 10Q for the quarter ended March 31, 1996, incorporated by reference, includes the assets, liabilities and results of the Combined Business of Mark Goodson Productions, L.P. and The Child's Play Company.

(b)              Pro Forma Financial Information

                 Pro Forma Condensed Consolidated Balance Sheet - incorporated by reference to the Registrant's Quarterly report on Form 10Q for the quarter ended March 31, 1996.

                 Pro Forma Condensed Consolidated Statement of Operations -
                 year ended December 31, 1995.                               5

                 Notes to Pro Forma Condensed Consolidated Financial
                 Statements.                                                 6

(c)              Exhibits

             1. Financial Statements of the Game Show Division of Mark Goodson Productions and Affiliates - December 31, 1994, 1993 and 1992, incorporated by reference to the Registration Statement on Form S-2 (No. 33-063509), Amendment Number 3 declared effective December 11, 1995.

             2. Financial Statements of the Game Show Division of Mark Goodson Productions and Affiliates - September 30, 1995 and 1994 incorporated by reference to the Registration Statement on Form S-2 (No. 33-63509), Amendment Number 3 declared effective December 11, 1995.

             3. Financial Statements of the Combined Business of Mark Goodson Productions, L. P. and The Child's Play Company for the period from October 6, 1995 to December 31, 1995 is incorporated by reference to the Registrant's Annual Report on Form 10K for the year ended December 31, 1995.

             4. The information presented in the Registrant's quarterly report on Form 10Q for the quarter ended March 31, 1996, incorporated by reference, contains the results of the Combined Business of Mark Goodson Productions, L.P. and
                 The Child's Play Company.

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                  (UNAUDITED)

         As of October 6, 1995, the Company consummated an Asset Purchase Agreement pursuant to which a newly- formed limited liability company (the "LLC"), jointly owned, directly or indirectly by the Company and The Interpublic Group of Companies ("Interpublic"), acquired substantially all of the assets (excluding assets relating to the lottery business) and assumed certain specified liabilities ( the "MG Acquisition") of Mark Goodson Productions, L.P. and the Child's Play Company (collectively, the "Sellers"). The Sellers are not affiliated with the Company. The purchase price paid by the Company for its undivided 50% interest of the Sellers' net assets acquired consisted of a cash payment of $25,000,000, transaction costs of $785,000, and an as yet undetermined contingent purchase price. The contingent purchase price payable to the Sellers, is to be earned and paid based on the income (as defined) resulting from a domestic television network contract and the actual exploitation of certain other domestic television rights. The contingent purchase price, in total, is limited to $48,500,000 if paid (whether earned or not) during the first five years following October 6, 1995. Otherwise, the amount of contingent purchase price is unlimited to the extent it is earned within the first ten years following October 6, 1995. At the end of ten years no additional contingent purchase price accrues. Substantially all of the Company's $25,785,000 portion of the initial purchase price was allocated to goodwill and was reflected in "investment in unconsolidated affiliate" in the condensed consolidated balance sheet at December 31, 1995.

         Interpublic and the Company, effective January 1, 1996, entered into an agreement pursuant to which the Company agreed to purchase Interpublic's 50% interest in the LLC (the "IPG/Goodson Agreement") for: (i) $12,500,000 plus accrued interest thereon at a rate of 7% per annum from January 1, 1996 to the Closing Date (as defined) (the "Closing Date"); (ii) the issuance of a subordinated note in the amount of $12,500,000 due 12 months from the Closing Date, subject to acceleration upon either a "Change of Control" (as defined), or the acceleration of certain of the Company's bank term loans, plus accrued interest thereon at a rate of 7% per annum from January 1, 1996; and (iii) the issuance of a subordinated note in the amount of $2,800,000, yielding interest at the rate of 7% per annum from January 1, 1996, and principally representing Interpublic's 50% share of the LLC's earnings through December 31, 1995, as defined, with $687,000 due 30 days from the Closing Date and the balance due 30 days after maturity of certain of the Company's bank term loans and subject to acceleration upon a "Change of Control" (as defined), or the acceleration of certain of the Company's bank term loans. The IPG/Goodson Agreement together with the MG Acquisition (collectively the "Mark Goodson Acquisition") resulted in the Company's full direct or indirect ownership of the net assets held by the LLC. As of January 1, 1996, the Company's initial purchase price for the net assets of Mark Goodson Productions increased by $27,800,000 plus costs of $138,000 to $53,723,000. Consistent with its treatment of its undivided 50% interest, the Company has allocated substantially all of the increased purchase price to goodwill which is being amortized over 25 years from October 6, 1995, the date of the MG Acquisition. The IPG/Goodson Agreement further results in the Company absorbing the full share of the contingent purchase price, to the extent earned by the Sellers. Such contingent purchase price will be treated as an increase in goodwill and will be amortized coterminously with the original 25 year period. To the extent additional contingent purchase price would be increased, as of January 1, 1996, to a total of $48,500,000, annual amortization expense associated with such additional goodwill would be $1,940,000 (for an aggregate annual amortization expense of $3,965,000 in addition to annual amortization expense of approximately $2,150,000 from prior acquisitions). Through March 31, 1996, the Company has recorded contingent purchase price totaling $3,048,000 (excluding Interpublic's share through December 31, 1995 of $935,000). As of March 31, 1996, goodwill, including the total initial purchase price of $53,723,000 (before allocation of $2,934,000 to identifiable net assets) and contingent purchase price of $3,048,000, totals $53,837,000. The Company has accounted for the Mark Goodson Acquisition under the purchase accounting method effective January 1, 1996.

         The pro forma information is based on the historical financial statements of the Company, the Sellers and the Combined Business of Mark Goodson Production L.P. and the Child's Play Company giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated statement of operations has been prepared as if the above transaction had occurred at the beginning of the earliest period presented (January 1, 1995). The consolidated balance sheet of the Company filed in the Company's quarterly report on Form 10Q for the three months ended March 31, 1996 reflects the Mark Goodson Acquisition.

         This pro forma statement may not be indicative of the results that would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the consolidated financial statements and notes of the Company contained in the Company's Annual Report on Form 10K for the year ended December 31, 1995 and the Company's quarterly report on Form 10Q for the three months ended March 31, 1996.

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

                   (in thousands - except per share amounts)





                                                                         December 31, 1995
                                  -------------------------------------------------------------------------------------------------
                                                              Historical
                                  ---------------------------------------------------------
                                                                         Combined Business
                                                                          of Mark Goodson
                                                     Mark Goodson        Productions, L.P.
                                                  Productions, L.P.       and The Child's
                                                   and The Child's       Play Company For
                                                   Play Company For      The Period From
                                                   The Period from        October 6, 1995
                                                  January 1, 1995 to            to              Pro Forma             Pro Forma
                                    Company        October 5, 1995       December 31, 1995     Adjustments          Consolidated
                                  -----------   --------------------     ------------------    -------------       ----------------
Revenues                             $228,760          $21,319                 $8,282            $ (3,603)(2)          $244,413
                                                                                                  (10,345)(1)

Cost of sales                         180,567            7,030                  1,063             (10,345)(1)           178,315

Selling, general and                   24,102            7,149                     13              (7,149)(4)            24,154
administrative                                                                                         39 (5)
Goodwill amortization                   2,399                0                      0               2,305 (5)             4,446
                                                                                                     (258)(3)
                                     --------          -------                 ------            --------              --------

Operating income                       21,692            7,140                  7,206               1,460                37,498

Other income, net                          95                0                      0                                        95

Interest income/ (expense), net        (9,290)               0                      0              (4,000)(6)           (12,972)
                                                                                                      318 (3)
                                     --------          -------                 ------            --------              --------
Income before taxes                    12,497            7,140                  7,206              (2,222)               24,621

Provision for taxes                     5,249                0                      0               5,092 (7)            10,341
                                     --------          -------                 ------            --------              --------
Net Income                           $  7,248          $ 7,140                 $7,206            $ (7,314)             $ 14,280
                                     ========          =======                 ======            ========              ========
Earnings per share - primary Net
earnings                             $   0.87                                                                          $   1.71
                                     ========                                                                          ========
Weighted average number of
commonshares outstanding
                                        8,330                                                                             8,330
                                     ========                                                                          ========
Earnings per share - fully
diluted: Net earnings
                                     $   0.71                                                                          $   1.22
                                     ========                                                                          ========

Weighted average number of
common shares outstanding              13,635                                                                            13,635
                                     ========                                                                          ========


See Accompanying Notes to Pro Forma
Condensed Consolidated Financial Statements

   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)



1.    Elimination of consolidating intercompany account activity and balances.

2. Reflects the Company's share of equity in earnings of Mark Goodson Productions, LLC as included in the Company's historical results (earned through December 31, 1995) under the equity method of accounting.

3. Reflects goodwill amortization and interest expense related to the Company's 50% interest in Mark Goodson Productions, LLC as included in the Company's historical results.

4. Reflects the elimination of Mark Goodson Productions, L.P. historical selling, general and administrative costs which will not be incurred subsequent to the date of the acquisition, as the Mark Goodson Productions, L. P. day-to-day operations have been absorbed into the Company's existing operations.

5. Reflects depreciation expense and goodwill amortization (over 25 years) as if the acquisition of 100% of Mark Goodson Productions, L.P. had occurred January 1, 1995.

6. Reflects interest cost as if the acquisition of 100% of Mark Goodson Productions, L.P. had occurred January 1, 1995.

7.    Reflects income tax effects of the pro forma adjustments.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Los Angeles, California on June 28, 1996.





                                            All American Communications, Inc.


                                            By:    /s/ Anthony J. Scotti
                                                   ------------------------
                                                   Name:  Anthony J. Scotti
                                                   Title: Chairman